Exhibit 99

Wireless Ronin Technologies Annual Shareholder Meeting June 9th, 2011

Introductions

Board of Directors

Stephen F. Birke – Chairman

Gregory T. Barnum

Thomas J. Moudry

Brett A. Shockley

Geoffrey J. Obeney

Scott W. Koller

Scott N. RossSenior Vice President, General Counsel and Secretary Alan D. Buterbaugh Senior Vice President, Content Engineering and General Manager - Canadian Operations Scott W. Koller President and Chief Executive Officer Darin P. McAreaveySenior Vice President and Chief Financial Officer Executive Management Team

Briggs and MorganBrett D. AndersonJen R. Reise 5 Attorneys

6 Public Accountants Baker Tilly Virchow Krause, LLP Steven Stensrud Matt Tredinnick

Business Meeting President and Chief Executive Officer Scott W. Koller

The election of six directors for the ensuing year and until their successors shall be elected and duly qualified;Approval of an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 2,400,000 to 3,600,000;Approval of an amendment to our 2006 Non-Employee Director Stock Option Plan to replace automatic grants with discretionary grants;Approval of an amendment to our Amended and Restated 2007 Associate Stock Purchase Plan to increase the total number of shares authorized for issuance from 400,000 to 600,000; andRatification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm ("independent auditors") for the year ending December 31, 2011. Proposals

This presentation contains certain forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management's expectations and are based on currently available data; however, actual results are subject to future risks and uncertainties, which could materially affect actual performance. Risks and uncertainties that could affect such performance include, but are not limited to, the following: estimates of future expenses, revenue and profitability; the pace at which the Company completes installations and recognizes revenue; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the revenue recognition impact of changing customer requirements; customer cancellations; the availability and terms of additional capital; ability to develop new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, on March 22, 2011. Safe Harbor Provisions

Strategy

We do what you do.... But we are better... Differentiation

We asked ourselves two questions - Five years from now our team is on a podium winning an award for what? And after we step down our customers thank us for what? Differentiation

SEE SLIDE 12 TEXT: Drive Customer VisitsImpact In-Store Purchase DecisionsIncrease Customer Loyalty

Marketing TechnologiesThe Customer Cycle

New Website - www.wirelessronin.com Redesign of www.wirelessronin.com To best communicate our new compelling message platformTo better engage with our current and prospective customersTo increase site traffic and exposure Key Differentiator WRT is progressive Competitive advantageMeasureable Site visits Leads Engagement Campaign results Search positing

Market Opportunity and Financials

- Source: marketingcharts.com (In $ mill) Digital signage is an emerging market offering tremendous growth opportunity Total Addressable Market: $1.7 billion (2009) with expected growth to >$7 billion by 2019 Expanded opportunity with other Marketing Technologies Integration Market Opportunity (EST)

Market Opportunity 2011 Digital Signage Future Trends report Source: DigitalSignageToday.comHow much are you planning to spend on digital signage in the next two years? $100,000 to $1 Million - nearly 24 percent, the largest percentage of respondents More than $1 million - nearly 16 percent, which is more than double the percentage from two years ago

Financial Performance 2009 Total Revenue: $5.0M 2010 Sales: $8.6M (71% YOY Growth)Q1: $1.1M Gross Profit Margin: 39% Q2: $1.9M Gross Profit Margin: 48% Q3 $2.7M Gross Profit Margin: 50% Q4 $2.9M Gross Profit Margin: 46% 2011 Q1 Sales: $2.4M (123% YOY Growth) Gross Profit Margin: 46% Cash Burn: $1.5M EBITDA: ($1.8M) 2011 Q2 - Received $1.8M PO from Chrysler - majority of which will be recognized in Q2

Focused Sales Effort Significant Growth from Key CustomersARAMARKKFCThomson ReutersChrysler New Customers Being piloted/tested at 6 of top 12 QSRs SNAP Fitness (1500 locations) Mooyah Taco Bueno Johnny Rockets Other QSR opportunities Automotive Teaming and co-marketing agreement with Sprint Keys to Growth

Key Investment Considerations

- Market Opportunity
  - Digital signage is an emerging market offering tremendous growth opportunity
    - Total Addressable Market: $1.7 billion (2009) with expected growth to >$7 billion by 2019*
    - Additional Marketing Technology products and services greatly expands opportunity

- Strategic Planning/Differentiating/Technology Innovation
  - Completed strategic planning initiative with consultant group – Howe and Associates
  - Marketing Technologies offering expands customer value proposition and opportunity for growth

- Financial Improvement
  - 71% revenue growth from 2009 to 2010
  - Gross margin percentage improvement: 139% (FY09Q1 to FY10Q4)
  - 123% 2011 Q1 revenue growth YOY
  - Cost control

- Expanding recurring revenue proves the model works
  - Recurring and hosting revenue monthly growth rate: 550% (Jan '09 to Dec '10)

**Source: marketingcharts.com*

Conclusion of Formal Presentation

Questions & Answers